Exhibit 4.6

SNAP INC.,
Issuer

AND

[TRUSTEE],
Trustee

_______________

INDENTURE

Dated as of [•], 20__

_______________

Debt Securities

Page

article 1	DEFINITIONS1
Section 1.01	Definitions of Terms1
article 2	ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION, AND EXCHANGE OF SECURITIES5
Section 2.01	Designation and Terms of Securities5
Section 2.02	Form of Securities and Trustee’s Certificate7
Section 2.03	Denominations: Provisions for Payment8
Section 2.04	Execution and Authentications9
Section 2.05	Registration of Transfer and Exchange10
Section 2.06	Temporary Securities11
Section 2.07	Mutilated, Destroyed, Lost, or Stolen Securities12
Section 2.08	Cancellation12

i.

(continued)

Page

Section 2.09	Benefits of Indenture13
Section 2.10	Authenticating Agent13
Section 2.11	Global Securities13
Section 2.12	CUSIP Numbers14
article 3	REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS15
Section 3.01	Redemption15
Section 3.02	Notice of Redemption15
Section 3.03	Payment on Redemption16
Section 3.04	Sinking Fund16
Section 3.05	Satisfaction of Sinking Fund Payments with Securities17
Section 3.06	Redemption of Securities for Sinking Fund17

ii.

(continued)

Page

article 4	COVENANTS17
Section 4.01	Payment of Principal, Premium, and Interest17
Section 4.02	Maintenance of Office or Agency18
Section 4.03	Paying Agents18
Section 4.04	Appointment to Fill Vacancy in Office of Trustee19
article 5	SECURITYHOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE19
Section 5.01	Company to Furnish Trustee Names and Addresses of Securityholders19
Section 5.02	Preservation of Information; Communications With Securityholders20
Section 5.03	Reports by the Company20
Section 5.04	Reports by the Trustee21

iii.

(continued)

Page

article 6	REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT21
Section 6.01	Events of Default21
Section 6.02	Collection of Indebtedness and Suits for Enforcement by Trustee23
Section 6.03	Application of Funds Collected25
Section 6.04	Limitation on Suits24
Section 6.05	Rights and Remedies Cumulative; Delay or Omission Not Waiver25
Section 6.06	Control by Securityholders26
Section 6.07	Undertaking to Pay Costs26
article 7	CONCERNING THE TRUSTEE27
Section 7.01	Certain Duties and Responsibilities of Trustee27
Section 7.02	Certain Rights of Trustee28
Section 7.03	Trustee Not Responsible for Recitals or Issuance or Securities30

iv.

(continued)

Page

Section 7.04	May Hold Securities30
Section 7.05	Funds Held in Trust31
Section 7.06	Compensation and Reimbursement31
Section 7.07	Reliance on Officer’s Certificate31
Section 7.08	Disqualification; Conflicting Interests32
Section 7.09	Corporate Trustee Required; Eligibility32
Section 7.10	Resignation and Removal; Appointment of Successor32
Section 7.11	Acceptance of Appointment by Successor33
Section 7.12	Merger, Conversion, Consolidation, or Succession to Business35
Section 7.13	Preferential Collection of Claims Against the Company35
Section 7.14	Notice of Default.35

v.

(continued)

Page

article 8	CONCERNING THE SECURITYHOLDERS35
Section 8.01	Evidence of Action by Securityholders35
Section 8.02	Proof of Execution by Securityholders36
Section 8.03	Who May be Deemed Owners36
Section 8.04	Certain Securities Owned by Company Disregarded37
Section 8.05	Actions Binding on Future Securityholders37
article 9	SUPPLEMENTAL INDENTURES37
Section 9.01	Supplemental Indentures Without the Consent of Securityholders37
Section 9.02	Supplemental Indentures With the Consent of Securityholders38
Section 9.03	Effect of Supplemental Indentures39
Section 9.04	Securities Affected by Supplemental Indentures39
Section 9.05	Execution of Supplemental Indentures39

vi.

(continued)

Page

article 10	SUCCESSOR ENTITY40
Section 10.01	Company May Consolidate, Etc.40
Section 10.02	Successor Entity Substituted40
article 11	SATISFACTION AND DISCHARGE41
Section 11.01	Satisfaction and Discharge of Indenture41
Section 11.02	Discharge of Obligations42
Section 11.03	Deposited Funds to be Held in Trust42
Section 11.04	Payment of Funds Held by Paying Agents42
Section 11.05	Repayment to Company42
article 12	IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, AND DIRECTORS43
Section 12.01	No Recourse43

vii.

(continued)

Page

article 13	MISCELLANEOUS PROVISIONS43
Section 13.01	Effect on Successors and Assigns43
Section 13.02	Actions by Successor43
Section 13.03	Surrender of Company Powers44
Section 13.04	Notices44
Section 13.05	Governing Law; Jury Trial Waiver44
Section 13.06	Treatment of Securities as Debt44
Section 13.07	Certificates and Opinions as to Conditions Precedent44
Section 13.08	Payments on Business Days45
Section 13.09	Conflict with Trust Indenture Act45
Section 13.10	Counterparts45

viii.

(continued)

Page

Section 13.11	Separability45
Section 13.12	Compliance Certificates46
Section 13.13	U.S.A. Patriot Act46
Section 13.14	Force Majeure46
Section 13.12	Table of Contents; Headings46

ix.

INDENTURE

Indenture, dated as of [•], 20__, between Snap Inc., a Delaware corporation (the “Company”), and [Trustee], as trustee (the “Trustee”):

Whereas, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of debt securities (the “Securities”), in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided in this Indenture, as registered Securities without coupons, to be authenticated by a certificate of the Trustee; and

Whereas, to provide the terms and conditions on which the Securities are to be authenticated, issued, and delivered, the Company has duly authorized the execution of this Indenture.

Now, Therefore, it is mutually agreed as follows for the equal and ratable benefit of the holders of Securities:

article 1

DEFINITIONS

Section 1.01Definitions of Terms.

For all purposes of this Indenture and any indenture supplemental to this Indenture (a “supplemental indenture”), the terms below have the following meanings (except as expressly provided or unless the context otherwise requires). Any such term, unless the context otherwise requires, will include the plural as well as the singular.  The term “includes” or “including” means “including without limitation.” All other terms used in this Indenture that are defined in the Trust Indenture Act, or that are by reference in the Trust Indenture Act defined in the Securities Act, have the meanings assigned to such terms in the Trust Indenture Act and the Securities Act as in force at the date of the execution of this Indenture (except as expressly provided or unless the context otherwise requires).

“Authenticating Agent” means the Trustee or an authenticating agent with respect to all or any of the series of Securities appointed pursuant to Section 2.10.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee of the Board of Directors.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (or duly authorized committee of the Board of Directors) and to be in full force and effect on the date of such certification.

“Business Day” means any day other than a day on which federal or state banking institutions in the Borough of Manhattan, the City of New York, or in the city of the Corporate Trust Office of the Trustee, are authorized or obligated by law, executive order, or regulation to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means Snap Inc., a Delaware corporation, and, subject to the provisions of Article Ten, its successors and assigns.

“Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business is principally administered, which office as of the date of this Indenture is located at                                                                                                                  .

“Custodian” means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

“Depositary” means, with respect to Securities of any series that the Company determines will be issued as a Global Security, The Depository Trust Company, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, is designated pursuant to either Section 2.01 or 2.11.

“Event of Default” means, with respect to Securities of a particular series, any event specified in Section 6.01, continued for the period of time, if any, designated in Section 6.01.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission under such act.

The term “given,”, “mailed,” “notify,” or “sent” with respect to any notice to be given to a Securityholder pursuant to this Indenture, means notice (a) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Security) or (b) mailed to such holder by first class mail, postage prepaid, at its address as it appears on the Security Register (in the case of a definitive Security).  Notice so “given” will include any notice to be “mailed” or “delivered,” as applicable, under this Indenture.

“Global Security” means a Security issued to evidence all or a part of any series of Securities which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with the Indenture, which will be registered in the name of the Depositary or its nominee.

“Governmental Obligations” means securities that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer at any time prior to the stated maturity of the Securities, and will also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any funds received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more supplemental indentures entered into in accordance with the terms of this Indenture and includes the terms of particular series of Securities established as contemplated by Section 2.01.

“Interest Payment Date,” when used with respect to any installment of interest on a Security of a particular series, means the date specified in such Security, a Board Resolution, or a supplemental indenture with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

“Officer” means, with respect to the Company, the chairman of the Board of Directors, a chief executive officer, a president, a chief financial officer, a chief strategy officer, any executive vice president, any senior vice president, any vice president, the treasurer or any assistant treasurer, the controller or any assistant controller, or the secretary or any assistant secretary.

“Officer’s Certificate” means a certificate signed by any Officer.  Each such certificate will include the statements provided for in Section 13.07, if required.

“Opinion of Counsel” means an opinion in writing subject to customary exceptions of legal counsel, who may be an employee of or counsel for the Company, that is delivered to the Trustee in accordance with the terms of this Indenture.  Each such opinion will include the statements provided for in Section 13.07, if required.

“Outstanding,” when used with respect to Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series previously authenticated and delivered by the Trustee under this Indenture, except (a) Securities previously canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation; (b) Securities or portions of Securities for which funds or Governmental Obligations in the necessary amount for payment or redemption have been deposited in trust with the Trustee or with any paying agent (other than the Company) or have been set aside and segregated in trust by the Company (if the Company is acting as its own paying agent); provided, however, that if such Securities or portions of Securities are to be redeemed prior to maturity, notice of such redemption has been given as provided in Article Three, or provision satisfactory to the Trustee has been made for giving such notice; and (c) Securities in lieu of or in substitution for which other Securities have been authenticated and delivered pursuant to Section 2.07.

“Person” means any individual, corporation, partnership, joint venture, joint-stock company, limited liability company, association, trust, unincorporated organization, or any other entity or organization, including a government or political subdivision, agency, or instrumentality.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed, or stolen Security will be deemed to evidence the same debt as the lost, destroyed, or stolen Security.

“Responsible Officer,” when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and in each case who has direct responsibility for the administration of this Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“Securityholder,” “holder of Securities,” “registered holder,” or other similar term, means the Person or Persons in whose name or names a particular Security is registered on the Security Register kept for that purpose in accordance with the terms of this Indenture.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership, or other business entity in which such Person, directly or indirectly, owns a majority of the total voting power of shares of capital stock or other interests (including partnership interests) or which such Person otherwise, directly or indirectly, controls through an investment or participation in the equity of such entity.

“Trustee” means _________________________, and, subject to the provisions of Article Seven, its successors and assigns, and, if at any time there is more than one Person acting in such capacity, “Trustee” means each such Person.  The term “Trustee” as used with respect to a particular series of the Securities means the trustee with respect to that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“U.S.A. Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, as amended and signed into law October 26, 2001.

article 2

ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION, AND EXCHANGE OF SECURITIES

Section 2.01Designation and Terms of Securities.

(a)The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.  The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by a Board Resolution or pursuant to one or more supplemental indentures.  Prior to the initial issuance of Securities of any series, there will be established by a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more supplemental indentures:

(i)the title of the Securities of the series (which will distinguish the Securities of that series from all other Securities);

(ii)any limit on the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered on registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);

(iii)the maturity date or dates on which the principal of the Securities of the series is payable;

(iv)the form of the Securities of the series, including the form of the certificate of authentication for such series;

(v)the applicability of any guarantees;

(vi)whether or not the Securities will be secured or unsecured, and the terms of any secured debt;

(vii)whether the Securities rank as senior debt, senior subordinated debt, subordinated debt, or any combination, and the terms of any subordination;

(viii)if the price (expressed as a percentage of the aggregate principal amount) at which the Securities will be issued is a price other than the principal amount, the portion of the principal amount payable on declaration of acceleration of maturity, or, if applicable, the portion of the principal amount of such Securities that is convertible into another security or the method by which any such portion will be determined;

(ix)the interest rate or rates, which may be fixed or variable, or the method for determining the rate, and the date interest will begin to accrue, the dates interest will be payable, and the regular record dates for interest payment dates, or the method for determining such dates;

(x)the Company’s right, if any, to defer the payment of interest and the maximum length of any such deferral period;

(xi)if applicable, the date or dates after which, or the period or periods during which, and the price or prices at which, the Company may, at its option, redeem the series of Securities pursuant to any optional or provisional redemption provisions and the terms of those redemption provisions;

(xii)if applicable, the date or dates on which, and the price or prices at which, the Company is obligated, pursuant to any mandatory sinking fund or analogous fund provisions or otherwise, to redeem, or at the Securityholder’s option to purchase, the series of Securities and the currency or currency unit in which the Securities are payable;

(xiii)the denominations in which the Securities of the series are issuable, if other than denominations or integral multiples of U.S. $1,000;

(xiv)if applicable, any and all terms relating to any auction or remarketing of the Securities of that series and any security for the obligations of the Company with respect to such Securities and any other terms which may be advisable in connection with the marketing of Securities of that series;

(xv)whether the Securities of the series will be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions, if any, on which such Global Security or Securities may be exchanged in whole or in part for other individual Securities, and the Depositary for such Global Security or Securities;

(xvi)if applicable, the provisions relating to conversion or exchange of any Securities of the series and the terms and conditions on which such Securities will be convertible or exchangeable, including the conversion or exchange price, or how it will be calculated and may be adjusted, any mandatory or optional (at the Company’s or the holders’ option) conversion or exchange features, the applicable conversion or exchange period, and the manner of settlement for any conversion or exchange, which may include the payment of cash as well as the delivery of securities;

(xvii)if other than the full principal amount, the portion of the principal amount of Securities of the series that is payable on declaration of acceleration of maturity pursuant to Section 6.01;

(xviii)additions to or changes in the covenants applicable to the series of Securities being issued;

(xix)additions to or changes in the Events of Default with respect to the Securities and any change in the right of the Trustee or the Securityholders to declare the principal, premium, if any, and interest, if any, with respect to such Securities to be due and payable;

(xx)additions to, changes in, or deletions of the provisions relating to covenant defeasance and legal defeasance;

(xxi)additions to or changes in the provisions relating to satisfaction and discharge of this Indenture;

(xxii)additions to or changes in the provisions relating to the modification of this Indenture both with and without the consent of Securityholders;

(xxiii)the currency of payment of Securities if other than U.S. dollars and the manner of determining the equivalent amount in U.S. dollars;

(xxiv)whether interest will be payable in cash or additional Securities at the Company’s or the Securityholders’ option and the terms and conditions on which the election may be made;

(xxv)if applicable, the terms and conditions on which the Company will pay amounts in addition to the stated interest, premium, if any, and principal amounts of the Securities of the series to any Securityholder that is not a “U.S. person” for federal tax purposes;

(xxvi)any restrictions on transfer, sale, or assignment of the Securities of the series; and

(xxvii)any other specific terms, preferences, rights, or limitations of, or restrictions on, the Securities, other additions or changes in the provisions of this Indenture, and any terms that may be required by or advisable under applicable laws or regulations.

All Securities of any one series will be substantially identical except as may otherwise be provided by Board Resolution or in any supplemental indenture.

If any of the terms of the series are established by a Board Resolution, a copy of an appropriate record of such action will be certified by the secretary or an assistant secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate of the Company setting forth the terms of the series.

Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable, and with different redemption dates.

Section 2.02Form of Securities and Trustee’s Certificate.

The Securities of any series and the Trustee’s certificate of authentication to be borne by such Securities will be substantially of the tenor and purport as set forth in one or more supplemental indentures or as provided by a Board Resolution, and set forth in an Officer’s Certificate, and they may have such letters, numbers, or other marks of identification or designation and such legends or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law, rule, or regulation or with any rule or regulation of any securities exchange on which Securities of that series may be listed, or to conform to usage.

Section 2.03Denominations: Provisions for Payment.

The Securities will be issuable as registered Securities and in the denominations or integral multiples of U.S. $1,000 , subject to Section 2.01(a)(xviii).  The Securities of a particular series will bear interest payable on the dates and at the rate specified with respect to that series.  Subject to Section 2.01(a)(xxiii), the principal of and the interest on the Securities of any series, as well as any premium in case of redemption or repurchase prior to maturity, and any cash amount due on conversion or exchange, will be payable in U.S. dollars, at the office or agency of the Company maintained for that purpose.  Each Security will be dated the date of its authentication.  Interest on the Securities will be computed on the basis of a 360-day year composed of twelve 30-day months.

The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series will be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment.  If any Security or portion of a Security of a particular series is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid on presentation and surrender of such Security as provided in Section 3.03.

Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (“Defaulted Interest”) will cease to be payable to the registered holder on the relevant regular record date; and such Defaulted Interest will instead be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

(a)The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered in the Security Register at the close of business on a special record date for the payment of such Defaulted Interest, which will be fixed in the following manner:

(i)the Company will notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment;

(ii)the Company will deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or will make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment (such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest);

(iii)the Trustee will fix a special record date for the payment of such Defaulted Interest, which will not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment;

(iv)the Trustee will promptly notify the Company of such special record date and, in the name and at the expense of the Company, will cause notice of the proposed payment of such Defaulted Interest and the special record date to be sent to each Securityholder not less than ten days prior to such special record date; and

(v)such Defaulted Interest will be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered in the Security Register on such special record date.

(b)The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and on such notice as may be required by such exchange; provided that such manner of payment must be deemed practicable by the Trustee.

Unless otherwise set forth in a Board Resolution or one or more supplemental indentures establishing the terms of any series of Securities pursuant to Section 2.01, the term “regular record date” as used in this Section with respect to a series of Securities and any Interest Payment Date for such series will mean either the fifteenth day of the month immediately before the month in which an Interest Payment Date for such series occurs, if such Interest Payment Date is the first day of a month, or the first day of the month in which an Interest Payment Date for such series occurs, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

Subject to the foregoing, each Security of a series delivered under this Indenture on transfer of or in exchange for or in lieu of any other Security of such series will carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

Section 2.04Execution and Authentications.

The Securities will be signed on behalf of the Company by one of its Officers.  Signatures may be in the form of a manual or facsimile signature.

The Company may use the facsimile signature of any Person who was an Officer at the time of execution, notwithstanding the fact that at the time the Securities are authenticated and delivered or disposed of such Person has ceased to be an officer of the Company.  The Securities may contain such notations, legends, or endorsements required by law, stock exchange rule, or usage.  Each Security will be dated the date of its authentication by the Trustee.

A Security will not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent.  Such signature will be conclusive evidence that the Security has been duly authenticated and delivered and that the holder is entitled to the benefits of this Indenture.  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by an Officer, and the Trustee will authenticate and deliver such Securities in accordance with such written order.

On the Company’s delivery of an authentication order to the Trustee at any time after the initial issuance of Securities under this Indenture, the Trustee will be provided with, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) will be fully protected in relying on,

(a) an Opinion of Counsel or reliance letter and (b) an Officer’s Certificate stating that all conditions precedent to the execution, authentication, and delivery of such Securities are in conformity with the provisions of this Indenture.

The Trustee will not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties, or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

Section 2.05Registration of Transfer and Exchange.

(a)Securities of any series may be exchanged on presentation at the office or agency of the Company designated for such purpose, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, on payment of funds sufficient to cover any associated tax or other governmental charge, all as provided in this Section.  In respect of any Securities surrendered for exchange, the Company will execute, the Trustee will authenticate, and such office will deliver, in exchange for such surrendered Securities, the Security or Securities of the same series that the Securityholder making the exchange is entitled to receive, bearing numbers not contemporaneously outstanding.

(b)The Company will keep, or cause to be kept, at its office or agency designated for such purpose a register or registers (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will register the Securities and the transfers of Securities as provided in this Article and which at all reasonable times will be open for inspection by the Trustee.  The registrar for the purpose of registering Securities and transfer of Securities (the “Security Registrar”) will be appointed as authorized by Board Resolution or supplemental indenture.

On surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company will execute, the Trustee will authenticate, and such office will deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

The Company appoints the Trustee as initial Security Registrar for each series of Securities

All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, will be accompanied (if required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such holder’s duly authorized attorney in writing.

(c)Except as provided pursuant to Section 2.01 by a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more supplemental indentures, no service charge will be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series or repurchase, conversion, or exchange of less than the entire principal amount of a Security, but the Company may require payment of funds sufficient to cover any associated tax or other governmental charge, other than exchanges pursuant to Section 2.06, Section 3.03(b), and Section 9.04 not involving any transfer.

(d)The Company and the Security Registrar will not be required to (i) issue, exchange, or register the transfer of any Securities during a period beginning at the opening of business 15 days before the sending of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such sending, or (ii) register the transfer of or exchange any Securities or portions of Securities of any series called for redemption or surrendered for repurchase, but not validly withdrawn, other than the unredeemed portion of any such Securities being redeemed in part or not surrendered for repurchase, as the case may be.  The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11.

The Trustee has no obligation or duty to monitor, determine, or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine such certificates and other documentation or evidence to determine substantial compliance as to form with the express requirements of this Indenture.

Section 2.06Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee will authenticate and deliver, temporary Securities of any authorized denomination.  Such temporary Securities will be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions, and variations as may be appropriate for temporary Securities, all as may be determined by the Company.  Every temporary Security of any series will be executed by the Company and authenticated by the Trustee on the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series.  Without unnecessary delay, the Company will execute and furnish definitive Securities of such series and any or all temporary Securities of such series may be surrendered in exchange for such definitive Securities (without charge to the Securityholders), at the office or agency of the Company designated for the purpose, and the Trustee will authenticate and such office or agency will deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company.  Until so exchanged, the temporary Securities of such series will be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 2.07Mutilated, Destroyed, Lost, or Stolen Securities.

If any temporary or definitive Security becomes mutilated or is destroyed, lost, or stolen, the Company (subject to the next sentence) will execute, and on the Company’s request the Trustee (subject to the next sentence) will authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost, or stolen.  In every case the applicant for a substituted Security will furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss, or theft, the applicant will also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss, or theft, and ownership, of the applicant’s Security.  The Trustee may authenticate and deliver any such substituted Security on the written request or authorization of any officer of the Company.  On the issuance of any substituted Security, the Company may require the payment of funds sufficient to cover any associated tax or other governmental charge that may be imposed and any other expenses (including the fees and expenses of the Trustee) connected therewith.

If any Security that has matured or is about to mature becomes mutilated or is destroyed, lost, or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender except in the case of a mutilated Security) if the applicant for such payment furnishes to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss, or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss, or theft, and ownership, of such Security.

Every replacement Security issued pursuant to the provisions of this Section will constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost, or stolen Security is found at any time, or is enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other duly issued Securities of the same series.  All Securities will be held and owned on the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities, and will preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.08Cancellation.

All Securities surrendered for the purpose of payment, redemption, repurchase, exchange, registration of transfer, or conversion will, if surrendered to the Company or any paying agent (or any other applicable agent), be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, will be cancelled by it, and no Securities will be issued in lieu of such surrendered Securities except as expressly required or permitted by any of the provisions of this Indenture.  On request of the Company at the time of such surrender, the Trustee will deliver to the Company canceled Securities held by the Trustee.  In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company.  If the Company otherwise acquires any of the Securities, such acquisition will not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 2.09Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, will give or be construed to give to any Person, other than the parties to this Indenture and the holders of the Securities, any legal or equitable right, remedy, or claim under or in respect of this Indenture, or under any covenant, condition, or provision contained in this Indenture; all such covenants, conditions, and provisions being for the sole benefit of the parties to this Indenture and of the holders of the Securities.

Section 2.10Authenticating Agent.

So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities, which the Trustee will have the right to appoint.  The Authenticating Agent will be authorized to act on behalf of the Trustee to authenticate Securities of such series issued on exchange, transfer, or partial redemption, repurchase, or conversion, and Securities so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee.  All references in this Indenture to the authentication of Securities by the Trustee will be deemed to include authentication by an Authenticating Agent for such series.  Each Authenticating Agent will be acceptable to the Company and will be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by federal or state authorities.  If at any time any Authenticating Agent ceases to be eligible in accordance with these provisions, it will resign immediately.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Company.  The Trustee may at any time (and on request by the Company will) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Company.  On resignation, termination, or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company.  Any successor Authenticating Agent, on acceptance of its appointment, will become vested with all the rights, powers, and duties of its predecessor as if originally named as an Authenticating Agent.

Section 2.11Global Securities.

(a)If the Company establishes pursuant to Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company will execute and the Trustee will, in accordance with Section 2.04, authenticate and deliver a Global Security that (i) represents, and is denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) is registered in the name of the Depositary or its nominee, (iii) is delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction (or if the Depositary names the Trustee as its custodian, retained by the Trustee), and (iv) bears a legend substantially to the following effect: “Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary.”

(b)Notwithstanding the provisions of Section 2.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

(c)If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series is no longer registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or if an Event of Default has occurred and is continuing and the Company has received a request from the Depositary or from the Trustee, this Section 2.11 will no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.04, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security.  In addition, the Company may at any time determine that the Securities of any series will no longer be represented by a Global Security and that the provisions of this Section 2.11 will no longer apply to the Securities of such series.  In such event the Company will execute and, subject to Section 2.04, the Trustee, on receipt of an Officer’s Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security.  On the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security will be canceled by the Trustee.  Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) will be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, instructs the Trustee. The Trustee will deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

Section 2.12CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee will use “CUSIP” numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption will not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.

article 3

REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

Section 3.01Redemption.

The Company may redeem the Securities of any series issued under this Indenture on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01.

Section 3.02Notice of Redemption.

(a)If the Company wishes to exercise its right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with any right the Company reserved for itself to do so pursuant to Section 2.01, the Company will, or will cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid (or, with regard to any Global Security held in book entry form, by electronic mail in accordance with the applicable procedures of the Depositary), a notice of such redemption not less than 30 days nor more than 90 days before the date fixed for redemption of that series to such Securityholders, unless a shorter period is specified in the Securities to be redeemed.  Any notice that is mailed in the manner provided in this Indenture will be conclusively presumed to have been duly given, whether or not the registered holder receives the notice.  In any case, failure to give such notice to any Securityholder of any series designated for redemption in whole or in part, or any defect in the notice, will not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series.  In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company will furnish the Trustee with an Officer’s Certificate evidencing compliance with any such restriction.

Each such notice of redemption will identify the Securities to be redeemed (including CUSIP numbers, if any), specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company, on presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that from and after said date interest will cease to accrue and that the redemption is from a sinking fund, if such is the case.  If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in part will specify the particular Securities to be redeemed.

If any Security is to be redeemed in part only, the notice that relates to such Security will state the portion of the principal amount to be redeemed, and will state that on and after the redemption date, on surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion will be issued.

(b)If less than all the Securities of a series are to be redeemed, the Company will give the Trustee at least 45 days’ notice (unless a shorter notice is satisfactory to the Trustee) in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and, upon such notice, the Trustee will select the Securities to be redeemed (by lot, on a pro rata basis, or in such other manner as the Company deems appropriate and fair in its discretion and that may provide for the selection of a portion or portions (equal to or in integral multiples of U.S. $1,000) of the principal amount of such Securities of a denomination larger than $1,000) and will promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part.  The Company may, if and whenever it elects, by delivery of instructions signed on its behalf by an Officer, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable.  If notice of redemption is to be given by the Trustee or any paying agent, the Company will deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books, or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

Section 3.03Payment on Redemption.

(a)If the giving of notice of redemption has been completed, the Securities or portions of Securities of the series to be redeemed specified in such notice will become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption and interest on such Securities or portions of Securities will cease to accrue on and after the date fixed for redemption, unless the Company defaults in the payment of such redemption price and accrued interest with respect to any such Security or portion. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, such Securities will be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to, but excluding, the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date will be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

(b)On presentation of any Security of such series that is to be redeemed in part only, the Company will execute, the Trustee will authenticate, and the office where the Security is presented will deliver to the Securityholder, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

Section 3.04Sinking Fund.

The provisions of Sections 3.04, 3.05, and 3.06 will be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is referred to as an “optional sinking fund payment.”  If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05.  Each sinking fund payment will be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 3.05Satisfaction of Sinking Fund Payments with Securities.

The Company may (a) deliver Outstanding Securities of a series and (b) apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited.  Such Securities will be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment will be reduced accordingly.

Section 3.06Redemption of Securities for Sinking Fund.

Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period is satisfactory to the Trustee), the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05, and the basis for such credit and will, together with such Officer’s Certificate, deliver to the Trustee any Securities to be so delivered.  Not less than 30 days before each such sinking fund payment date, the Securities to be redeemed on such sinking fund payment date will be selected in the manner specified in Section 3.02 and the Company will cause notice of the redemption to be given in the name of and at the expense of the Company in the manner provided in Section 3.02.  Such notice having been duly given, the redemption of such Securities will be made on the terms and in the manner stated in Section 3.03.

article 4

COVENANTS

Section 4.01Payment of Principal, Premium, and Interest.

The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided in this Indenture and established with respect to such Securities. Payments of principal on the Securities may be made at the time provided in this Indenture and established with respect to such Securities by U.S. dollar check drawn on and mailed to the address of the Securityholder entitled to such payment as such address appears in the Security Register, or by U.S. dollar wire transfer to a U.S. dollar account if such Securityholder has furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date. Payments of interest on the Securities may be made at the time provided in this Indenture and established with respect to such Securities by U.S. dollar check mailed to the address of the Securityholder entitled to such payment as such address appears in the Security Register, or by U.S. dollar wire transfer to a U.S. dollar account if such Securityholder has furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date.

Section 4.02Maintenance of Office or Agency.

So long as any series of the Securities remain Outstanding, the Company will maintain an office or agency with respect to each such series and at such location or locations as may be designated as provided in this Section 4.02, where (a) Securities of that series may be presented for payment, (b) Securities of that series may be presented for registration of transfer and exchange, and (c) notices and demands to or on the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company, by written notice signed by any officer authorized to sign an Officer’s Certificate and delivered to the Trustee, designates some other office for such purposes or any of them.  If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address of such office or agency, such presentations, notices, and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company appoints the Trustee as its agent to receive all such presentations, notices, and demands.  The Company initially appoints the Corporate Trust Office of the Trustee as its paying agent with respect to the Securities.

Section 4.03Paying Agents.

(a)If the Company appoints one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent agrees with the Trustee, subject to the provisions of this Section, that it will:

(i)hold all funds held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such funds have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled to such funds;

(ii)give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same is due and payable;

(iii)at any time during the continuance of any failure referred to in clause (a)(ii) above, on the written request of the Trustee, promptly pay to the Trustee all funds so held in trust by such paying agent; and

(iv)perform all other duties of paying agent as set forth in this Indenture.

(b)If the Company acts as its own paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate, and hold in trust for the benefit of the Persons entitled to such principal, premium, or interest, as applicable, funds sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such funds are paid to such Persons or otherwise disposed of as provided in this Indenture and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action.  Whenever the Company has one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such funds to be held in trust for the benefit of the Persons entitled to such principal, premium, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of this action or failure to act.

(c)Notwithstanding anything in this Section to the contrary, (i) the agreement to hold funds in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all funds held in trust by the Company or such paying agent, such funds to be held by the Trustee on the same terms and conditions as those on which such funds were held by the Company or such paying agent; and, on such payment by the Company or any paying agent to the Trustee, the Company or such paying agent will be released from all further liability with respect to such money.

Section 4.04Appointment to Fill Vacancy in Office of Trustee.

The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there will at all times be a Trustee under this Indenture.

article 5

SECURITYHOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01Company to Furnish Trustee Names and Addresses of Securityholders.

The Company will furnish or cause to be furnished to the Trustee (a) within 15 days after each regular record date (as defined in Section 2.03), a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date, provided that the Company will not be obligated to furnish or cause to be furnished such list at any time that the list does not differ in any respect from the most recent list furnished to the Trustee by the Company, and (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series for which the Trustee is the Security Registrar.

Section 5.02Preservation Of Information; Communications With Securityholders.

(a)The Trustee will preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

(b)The Trustee may destroy any list furnished to it as provided in Section 5.01 on receipt of a new list so furnished.

(c)Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities, and, in connection with any such communications, the Trustee will satisfy its obligations under Section 312(b) of the Trust Indenture Act in accordance with the provisions of such section.

Section 5.03Reports by the Company.

(a)The Company will at all times comply with Section 314(a) of the Trust Indenture Act.  The Company will provide (which delivery may be via electronic mail) to the Trustee, within 30 days after the Company files the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; provided, however, that the Company will not be required to deliver to the Trustee any correspondence filed with the Commission or any materials for which the Company has sought and received confidential treatment by the Commission; and provided, further, that so long as such filings by the Company are available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR), or any successor system, such filings will be deemed to have been filed with the Trustee for purposes of this Indenture without any further action by the Company. For the avoidance of doubt, a failure by the Company to file annual reports, information, and other reports with the Commission within the time period prescribed by the Commission will not be deemed a breach of this Section 5.03.

(b)Delivery of reports, information, and documents to the Trustee under Section 5.03 is for informational purposes only and the Trustee’s receipt of the foregoing will not constitute constructive notice of any information contained, or determinable from information contained, in such reports, information, or documents, including the Company’s compliance with any of its covenants under this Indenture (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate).  The Trustee is under no duty to examine any such reports, information, or documents delivered to the Trustee or filed with the Commission via EDGAR to ensure compliance with the provisions of this Indenture or to ascertain the correctness or otherwise of the information or the statements contained in such reports, information, or documents.  The Trustee has no responsibility or duty whatsoever to ascertain or determine whether the above referenced filings with the Commission on EDGAR (or any successor system) have occurred.

Section 5.04Reports by the Trustee.

(a)If required by Section 313(a) of the Trust Indenture Act, the Trustee, within 60 days after each May 1, will send to the Securityholders a brief report dated as of such May 1, which complies with Section 313(a) of the Trust Indenture Act.

(b)The Trustee will comply with Section 313(b) and 313(c) of the Trust Indenture Act.

(c)A copy of each such report will, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each securities exchange on which any Securities are listed (if so listed), and with the Commission.  The Company will notify the Trustee when any Securities become listed on any securities exchange.

article 6

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

Section 6.01Events of Default.

(a)Whenever used in this Indenture with respect to Securities of a particular series, “Event of Default” means any one or more of the following events that has occurred and is continuing:

(i)the Company defaults in the payment of any installment of interest on any of the Securities of that series, as and when due and payable, and such default continues for a period of 90 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any supplemental indenture will not constitute a default in the payment of interest for this purpose;

(ii)the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when due and payable, whether at maturity, on redemption, by declaration, or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any supplemental indenture will not constitute a default in the payment of principal or premium, if any;

(iii)the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to Section 2.01 (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the failure to be remedied and stating that such notice is a “Notice of Default” under this Indenture, has been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time Outstanding;

(iv)the Company (1) commences a voluntary case, (2) consents to the entry of an order for relief against it in an involuntary case, (3) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (4) makes a general assignment for the benefit of its creditors, in each case pursuant to or within the meaning of any Bankruptcy Law; or

(v)a court of competent jurisdiction enters an order under any Bankruptcy Law that (1) is for relief against the Company in an involuntary case, (2) appoints a Custodian of the Company for all or substantially all of its property, or (3) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days.

(b)In each such case (other than an Event of Default specified in clause (iv) or clause (v) above), unless the principal of all the Securities of that series has already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of (and premium, if any, on) and accrued and unpaid interest on all the Securities of that series to be due and payable immediately, and on any such declaration such amounts will be immediately due and payable.  If an Event of Default specified in clause (iv) or clause (v) above occurs, the principal of and accrued and unpaid interest on all the Securities of that series will automatically be immediately due and payable without any declaration or other act on the part of the Trustee or the holders of the Securities.

(c)At any time after the principal of (and premium, if any, on) and accrued and unpaid interest on the Securities of that series has been so declared due and payable, and before any judgment or decree for the payment of the amounts due has been obtained or entered, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee funds sufficient to pay all matured installments of interest on all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that have become due otherwise than by acceleration (with interest on such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, on overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on (and premium, if any, on) and accrued and unpaid interest on Securities of that series that have not become due by their terms, have been remedied or waived as provided in Section 6.06.

No such rescission and annulment will extend to or affect any subsequent default or impair any right consequent thereon.

(d)If the Trustee has proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings have been discontinued or abandoned because of such rescission or annulment or for any other reason or have been determined adversely to the Trustee, then, subject to any determination in such proceedings, the Company and the Trustee will be restored respectively to their former positions and rights, and all rights, remedies, and powers of the Company and the Trustee will continue as though no such proceedings had been taken.

Section 6.02Collection of Indebtedness and Suits for Enforcement by Trustee.

(a)The Company covenants that if it defaults in the payment of (i)  any installment of interest on any of the Securities of a series, or in any payment required by any sinking or analogous fund established with respect to that series when due and payable, and such default has continued for a period of 90 days, or (ii)  the principal of (or premium, if any, on) any of the Securities of a series when due and payable, whether on maturity, redemption, declaration, or otherwise, then, on demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that is then due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest on the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) on overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition, such further amount as is sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

(b)If the Company fails to pay such amounts promptly on such demand, the Trustee, in its own name and as trustee of an express trust, will be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the funds so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor on the Securities of that series and collect the amounts adjudged or decreed to be payable in the manner provided by law or equity out of the property of the Company or other obligor on the Securities of that series, wherever situated.

(c)In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition, or judicial proceedings affecting the Company, or its creditors or property, the Trustee will have power to intervene in such proceedings and take any action that may be permitted by the court and will (except as otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any funds or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee, or trustee in bankruptcy or reorganization is authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee consents to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

(d)All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production of any such Securities at any trial or other proceeding, and any such suit or proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee deems most effectual, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Nothing contained in this Indenture will be deemed to authorize the Trustee to authorize, consent to, accept, or adopt on behalf of any Securityholder any plan of reorganization,

arrangement, adjustment, or composition affecting the Securities of that series or the rights of any Securityholder or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.03Application of Funds Collected.

Any funds collected by the Trustee pursuant to this Article with respect to a particular series of Securities will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such funds on account of principal (or premium, if any) or interest, on presentation of the Securities of that series, and notation on such Securities of the payment, if only partially paid, and on surrender of such Securities if fully paid:

FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

SECOND: To the payment of the amounts then due and unpaid on Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled to such funds.

Section 6.04Limitation on Suits.

No holder of any Security of any series will have any right by virtue of any provision of this Indenture to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless (a) such Securityholder has previously given to the Trustee written notice of the occurrence and continuance of an Event of Default with respect to the Securities of such series specifying such Event of Default, as provided in this Indenture; (b) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding have made written request on the Trustee to institute such action, suit, or proceeding in its own name as Trustee; (c) such Securityholder or Securityholders have offered to the Trustee indemnity satisfactory to it against the costs, expenses, and liabilities to be incurred in compliance with such request; (d) the Trustee, for 90 days after its receipt of such notice, request, and offer of indemnity, has failed to institute any such action, suit, or proceeding; and (e) during such 90 day period, the holders of a majority in principal amount of the Securities of that series have not given the Trustee a direction inconsistent with the request.

Notwithstanding anything contained in this Indenture to the contrary or any other provisions of this Indenture, the right of any Securityholder to receive payment of the principal of (and premium, if any) and interest on such Security on or after the respective due dates expressed in such Security (or, in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, will not be impaired or affected without the consent of such holder and by accepting a Security it is expressly understood, intended, and covenanted by every Securityholder of such series with every other

Securityholder and the Trustee, that no one or more holders of Securities of such series have any right in any manner whatsoever by virtue of any provision of this Indenture to affect, disturb, or prejudice the rights of the holders of any other such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner provided in this Indenture and for the equal, ratable, and common benefit of all holders of Securities of such series.  For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee will be entitled to such relief as can be given either at law or in equity.

Section 6.05Rights and Remedies Cumulative; Delay or Omission Not Waiver.

(a)Except as otherwise provided in Section 2.07, all powers and remedies given by this Article to the Trustee or to the Securityholders will, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

(b)No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing on any Event of Default occurring and continuing will impair any such right or power, or will be construed to be a waiver of or acquiescence to any such default; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as is deemed expedient, by the Trustee or by the Securityholders.

Section 6.06Control by Securityholders.

The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with Section 8.04, will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction will not be in conflict with any rule of law or with this Indenture or subject the Trustee in its sole discretion to personal liability.  Subject to the provisions of Section 7.01, the Trustee will have the right to decline to follow any such direction if the Trustee in good faith, by a Responsible Officer or officers of the Trustee, determines that the proceeding so directed, subject to the Trustee’s duties under the Trust Indenture Act, would involve the Trustee in personal liability or might be unduly prejudicial to the Securityholders not involved in the proceeding.  The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained in this Indenture or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and funds sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 6.01(c)). On any such waiver, the default covered thereby will be deemed to be cured for all purposes of this Indenture and the Company, the Trustee, and the holders of the Securities of such series will be restored to their former positions and rights, respectively; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

Section 6.07Undertaking to Pay Costs.

All parties to this Indenture agree, and each Securityholder by such holder’s acceptance of Securities will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any), or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

article 7

CONCERNING THE TRUSTEE

Section 7.01Certain Duties and Responsibilities of Trustee.

(a)The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, will undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants will be read into this Indenture against the Trustee.  If an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee will exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

(b)No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent action, negligent failure to act, or willful misconduct, except that:

(i)prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

(A)the duties and obligations of the Trustee will with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee will not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations will be read into this Indenture against the Trustee; and

(B)in the absence of bad faith on the part of the Trustee, the Trustee may with respect to the Securities of such series conclusively rely on any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, as to the truth of the statements and the correctness of the opinions expressed in such certificates or opinions; provided, however, that in the case of any certificates or opinions that are specifically required by this Indenture to be furnished to the Trustee, the Trustee will be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(ii)the Trustee will not be liable to any Securityholder or any other Person for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)the Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture with respect to the Securities of that series;

(iv)nothing in this Indenture will require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it;

(v)the Trustee will not be required to give any bond or surety in respect of the performance of its powers or duties under this Indenture;

(vi)the permissive right of the Trustee to do things enumerated in this Indenture will not be construed as a duty of the Trustee; and

(vii)no Trustee will have any duty or responsibility for any act or omission of any other Trustee appointed with respect to a series of Securities under this Indenture.

Section 7.02Certain Rights of Trustee.

Except as otherwise provided in Section 7.01:

(a)the Trustee may conclusively rely and will be protected in acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)any request, direction, order, or demand of the Company mentioned in this Indenture will be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by any authorized Officer of the Company (unless other evidence is specifically prescribed by this Indenture);

(c)the Trustee may consult with counsel and the opinion or written advice of such counsel or, if requested, any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken or suffered or omitted under this Indenture in good faith and in reliance on such opinion or advice;

(d)the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order, or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders have offered to the Trustee security or indemnity reasonably acceptable to the Trustee against the costs, expenses, and liabilities that may be incurred by the Trustee; provided, however, that nothing contained in this Indenture will relieve the Trustee of the obligation, on the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived), to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs;

(e)the Trustee will not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred on it by this Indenture;

(f)the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents or inquire as to the performance by the Company of one of its covenants under this Indenture, unless requested in writing so to do by the holders of not less than a majority in principal amount of the Outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require security or indemnity reasonably acceptable to the Trustee against such costs, expenses, or liabilities as a condition to so proceeding.  The reasonable expense of every such examination will be paid by the Company or, if paid by the Trustee, will be repaid by the Company on demand;

(g)the Trustee may execute any of the trusts or powers or perform any duties under this Indenture either directly or by or through agents or attorneys and the Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it;

(h)in no event will the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, or acts of God, and interruptions, loss, or malfunctions of utilities, communications, or computer (software and hardware) services; it being understood that the Trustee will use reasonable efforts consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;

(i)in no event will the Trustee be responsible or liable for special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(j)the Trustee agrees to accept and act on instructions or directions pursuant to this Indenture sent by e-mail, facsimile transmission, or other similar unsecured electronic methods; provided, however, that such instructions or directions will be signed by an authorized representative of the party providing such instructions or directions.  If the party elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act on such instructions, the Trustee’s understanding of such instructions will be deemed controlling.  The Trustee will not be liable for any losses, costs, or expenses arising directly or indirectly from the Trustee’s reliance on and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction.  The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.  The Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals or titles of officers authorized at such time to furnish the Trustee with Officer’s Certificates, Company Orders, and any other matters or directions pursuant to this Indenture;

(k)the rights, privileges, protections, immunities, and benefits given to the Trustee, including its right to be indemnified, are extended to, and will be enforceable by, the Trustee in each of its capacities under this Indenture and the Securities, and each agent, custodian, or other person employed to act under this Indenture; and

(l)the Trustee will not be deemed to have knowledge of any Default or Event of Default (other than an Event of Default constituting the failure to pay the interest on, or the principal of, the Securities if the Trustee also serves the paying agent for such Securities) until the Trustee has received written notification in the manner set forth in this Indenture or a Responsible Officer of the Trustee has obtained actual knowledge.

Section 7.03Trustee Not Responsible for Recitals or Issuance or Securities.

(a)The recitals contained in this Indenture and in the Securities will be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.  The Trustee will not be responsible for any statement in any registration statement, prospectus, or any other document in connection with the sale of Securities. The Trustee will not be responsible for any rating on the Securities or any action or omission of any rating agency.

(b)The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

(c)The Trustee will not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any funds paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any funds received by any paying agent other than the Trustee.

Section 7.04May Hold Securities.

The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent, or Security Registrar.

Section 7.05Funds Held in Trust.

Subject to the provisions of Section 11.05, all funds received by the Trustee will, until used or applied as provided in this Indenture, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law.  The Trustee will be under no liability for interest on any funds received by it under this Indenture except such as it may agree with the Company.

Section 7.06Compensation and Reimbursement.

(a)  The Company will pay to the Trustee compensation for its services as the Company and the Trustee will from time to time agree in writing.  The Trustee’s compensation will not be limited by any law on compensation of a trustee of an express trust.  The Company will reimburse the Trustee on request for all reasonable out-of-pocket expenses incurred by it.  Such expenses will include the reasonable compensation and expenses of the Trustee’s agents and counsel.

(b)The Company will indemnify the Trustee against any loss, liability, or expense (including the cost of defending itself and including the reasonable compensation and expenses of the Trustee’s agents and counsel) incurred by it except as set forth in Section 7.06(c) in the exercise or performance of its powers, rights, or duties under this Indenture as Trustee or Agent.  The Trustee will notify the Company promptly of any claim for which it may seek indemnity.  The Company will defend the claim and the Trustee will cooperate in the defense.  The Trustee may have one separate counsel and the Company will pay the reasonable fees and expenses of such counsel.  The Company need not pay for any settlement made without its consent, which consent will not be unreasonably withheld.  This indemnification will apply to officers, directors, employees, shareholders, and agents of the Trustee.

(c)The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or by any officer, director, employee, shareholder, or agent of the Trustee through negligence, willful misconduct, or bad faith.

(d)To ensure the Company’s payment obligations in this Section, the Trustee will have a lien prior to the Securities on all funds or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities.  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(iv) or (v), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.  The provisions of this Section 7.06 will survive the termination of this Indenture and the resignation or removal of the Trustee.

Section 7.07Reliance on Officer’s Certificate.

Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee deems it reasonably necessary or desirable that a matter be proved or established prior to taking or omitting to take any action under this Indenture, such matter (unless other evidence is specifically prescribed by this Indenture) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, will be full warrant to the Trustee for any action taken or omitted to be taken by it under the provisions of this Indenture in reliance on such certificate.

Section 7.08Disqualification; Conflicting Interests.

If the Trustee has or acquires any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company will in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 7.09Corporate Trustee Required; Eligibility.

There will at all times be a Trustee with respect to the Securities issued under this Indenture, which will at all times be a corporation organized and doing business under the laws of the United States or any U.S. state or territory  or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S. $50,000,000, and subject to supervision or examination by federal, state, territorial, or District of Columbia authority.

If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the federal, state, territorial, or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or other Person will be deemed to be its combined capital and surplus as set forth in its most recent report of condition.  The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.  If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section, the Trustee will resign immediately in the manner and with the effect specified in Section 7.10.

Section 7.10Resignation and Removal; Appointment of Successor.

(a)The Trustee or any successor may at any time resign with respect to the Securities of one or more series by giving written notice of such resignation to the Company and the Securityholders of such series.  On receiving such notice of resignation, the Company will promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which will be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee has been appointed and accepted appointment within 30 days after the sending of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee.  Such court may then appoint a successor trustee.

(b)If at any time any of the following occurs:

(i)the Trustee fails to comply with the provisions of Section 7.08 after written request by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

(ii)the Trustee ceases to be eligible in accordance with the provisions of Section 7.09 and fails to resign after written request to resign by the Company or by any such Securityholder; or

(iii)the Trustee becomes incapable of acting, is adjudged bankrupt or insolvent, commences a voluntary bankruptcy proceeding, or a receiver of itself or of its property is appointed or consented to, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation;

then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which will be delivered to the Trustee so removed and one copy to the successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.  Such court may then remove the Trustee and appoint a successor trustee.

(c)The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

(d)Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section will become effective on acceptance of appointment by the successor trustee as provided in Section 7.11.

(e)Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there will be only one Trustee with respect to the Securities of any particular series.

Section 7.11Acceptance of Appointment by Successor.

(a)If a successor trustee is appointed under this Indenture with respect to all Securities, such successor trustee will execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, at which point the resignation or removal of the retiring Trustee will become effective and such successor trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee. On request of the Company or the successor trustee, such retiring Trustee will, on payment of any amounts due to it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and will duly assign, transfer, and deliver to such successor trustee all property and funds held by such retiring Trustee pursuant to this Indenture.

(b)If a successor trustee is appointed under this Indenture with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee, and each successor trustee with respect to the Securities of one or more series will execute and deliver a supplemental indenture pursuant to which each successor trustee accepts such appointment and which (i) contains such provisions as are necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (ii) contains such provisions as are deemed necessary or desirable to confirm that all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring continue to be vested in the retiring Trustee, and (iii) adds to or changes any of the provisions of this Indenture as are necessary to provide for or facilitate the administration of the trusts under this Indenture by more than one Trustee, it being understood that nothing in this Indenture or in such supplemental indenture will constitute such Trustees co-trustees of the same trust, that each such Trustee will be trustee of a trust or trusts under this Indenture separate and apart from any trust or trusts under this Indenture administered by any other such Trustee, and that no Trustee will be responsible for any act or failure to act on the part of any other Trustee. On the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee will become effective to the extent provided in such supplemental indenture, such retiring Trustee will with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates. On request of the Company or any successor trustee, such retiring Trustee will duly assign, transfer, and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and funds held by such retiring Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

(c)On request of any such successor trustee, the Company will execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers, and trusts referred to in clause (a) or (b) of this Section, as the case may be.

(d)No successor trustee will accept its appointment unless at the time of such acceptance such successor trustee is qualified and eligible under this Article.

(e)On acceptance of appointment by a successor trustee as provided in this Section, the Company will send notice of the succession of such trustee to the Securityholders.  If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee will cause such notice to be transmitted at the expense of the Company.

Section 7.12Merger, Conversion, Consolidation, or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee is a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, including the administration of the trust created by this Indenture, will be the successor of the Trustee under this Indenture, provided that such corporation will be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding.  If any Securities have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 7.13Preferential Collection of Claims Against the Company.

The Trustee will comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act.  A Trustee who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent included in such section.

Section 7.14Notice of Default.

If any Event of Default occurs and is continuing and if such Event of Default is known to a Responsible Officer of the Trustee, the Trustee will send to each Securityholder in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act notice of the Event of Default within the earlier of 90 days after it occurs and 30 days after it is known to a Responsible Officer of the Trustee or written notice of it is received by the Trustee, unless such Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee will be protected in withholding such notice if and so long as the Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Securityholders.

article 8

CONCERNING THE SECURITYHOLDERS

Section 8.01Evidence of Action by Securityholders.

Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined in such action may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in person or by agent or proxy appointed in writing.

If the Company solicits from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver, or other action, the Company may, at its option, as evidenced by an Officer’s Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver, or other action, but the Company will have no obligation to do so.  If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver, or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date will be deemed to be Securityholders for the purposes of determining whether the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver, or other action, and for that purpose the Outstanding Securities of that series will be computed as of the record date; provided, however, that no such authorization, agreement, or consent by such Securityholders on the record date will be deemed effective unless it becomes effective pursuant to the provisions of this Indenture not later than six months after the record date.

Section 8.02Proof of Execution by Securityholders.

Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (which will not require notarization) or his or her agent or proxy and proof of the holding by any Person of any of the Securities will be sufficient if made in the following manner:

(a)The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

(b)The ownership of Securities will be proved by the Security Register or by a certificate of the Security Registrar, in each case of such Securities.

The Trustee may require such additional proof of any matter referred to in this Section as it deems necessary.

Section 8.03Who May be Deemed Owners.

Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent, and any Security Registrar may deem and treat the Person in whose name such Security is registered on the books of the Security Registrar as the absolute owner of such Security (whether or not such Security is overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar will be affected by any notice to the contrary.

Section 8.04Certain Securities Owned by Company Disregarded.

In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent, or waiver under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series or by any Person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series will be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee is protected in relying on any such direction, consent, or waiver, only Securities of such series that the Trustee actually knows are so owned will be so disregarded.  The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.  If there is a dispute as to such right, any decision by the Trustee taken on the advice of counsel will be full protection to the Trustee.

Section 8.05Actions Binding on Future Securityholders.

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and on proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security.  Except as expressly provided in the prior sentence, any such action taken by the holder of any Security will be conclusive and binding on such holder and on all future holders and owners of such Security, and of any Security issued in exchange, on registration of transfer, or in place of such Security, irrespective of whether or not any notation in regard to such action is made on such Security.  Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action will be conclusively binding on the Company, the Trustee, and the holders of all the Securities of that series.

article 9

SUPPLEMENTAL INDENTURES

Section 9.01Supplemental Indentures Without the Consent of Securityholders.

In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time enter into a supplemental indenture or indentures (which will conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

(a)to cure any ambiguity, defect, or inconsistency in this Indenture or in the Securities of any series;

(b)to comply with Article Ten;

(c)to provide for uncertificated Securities in addition to or in place of certificated Securities;

(d)to add to the covenants, restrictions, conditions, or provisions relating to the Company for the benefit of the holders of all or any series of Securities (and if such covenants, restrictions, conditions, or provisions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions, conditions, or provisions are expressly being included solely for the benefit of such series), to make the occurrence, or the occurrence and the continuance, of a default in any such additional covenants, restrictions, conditions, or provisions an Event of Default, or to surrender any right or power conferred on the Company;

(e)to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities;

(f)to make any change that does not adversely affect the rights of any Securityholder in any material respect;

(g)to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.01, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;

(h)to evidence and provide for the acceptance of appointment by a successor trustee; or

(i)to comply with any requirements of the Commission or any successor in connection with the qualification of this Indenture under the Trust Indenture Act.

The Trustee is authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be contained in such supplemental indenture, but the Trustee will not be obligated to enter into any supplemental indenture that affects the Trustee’s own rights, duties, or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02Supplemental Indentures With the Consent of Securityholders.

With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time enter into a supplemental indenture or indentures (which will conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no supplemental indenture will, without the consent of the holders of each Security then Outstanding and affected thereby, (a) extend the fixed maturity of any Securities of any series, or reduce the principal amount of such Securities, or reduce the rate or extend the time of payment of interest on such Securities, or reduce any premium payable on the redemption of such Securities or (b) reduce the percentage of Securities, the holders of which are required to consent to any such supplemental indenture.

It will not be necessary for the consent of the Securityholders of any series affected by such supplemental indenture under this Section to approve the particular form of proposed supplemental indenture, but will be sufficient if such consent approves the substance of such supplemental indenture.

Section 9.03Effect of Supplemental Indentures.

On the execution of any supplemental indenture pursuant to the provisions of this Article or Section 10.01, this Indenture will, with respect to such series, be modified and amended in accordance with such supplemental indenture and the respective rights, limitations of rights, obligations, duties, and immunities under this Indenture of the Trustee, the Company, and the holders of Securities of the series affected thereby will thereafter be determined, exercised, and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of such supplemental indenture will be part of the terms and conditions of this Indenture for all purposes.

Section 9.04Securities Affected by Supplemental Indentures.

Securities of any series affected by a supplemental indenture, authenticated, and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any securities exchange on which such series may be listed, as to any matter provided for in such supplemental indenture.  If the Company determines, new Securities of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee, and delivered in exchange for the Securities of that series then Outstanding.

Section 9.05Execution of Supplemental Indentures.

On the request of the Company, accompanied by Board Resolutions authorizing the execution of such supplemental indenture, and on the filing with the Trustee of evidence of the consent of Securityholders required to consent to such supplemental indenture, the Trustee will join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties, or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but will not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, will receive an Officer’s Certificate or an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by the terms of this Article and that all conditions precedent to the execution of the supplemental indenture have been complied with; provided, however, that such Officer’s Certificate or Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.01 .

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company will (or will direct the Trustee to) send a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear on the Security Register. Any failure of the Company to send, or cause the sending of, such notice, or any defect in such notice, will not in any way impair or affect the validity of any such supplemental indenture.

article 10

SUCCESSOR ENTITY

Section 10.01Company May Consolidate, Etc.

Nothing contained in this Indenture will prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors are a party or parties, or will prevent any sale, conveyance, transfer, or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company or its successor or successors); provided, however, the Company agrees that, on any such consolidation or merger (in each case, if the Company is not the survivor of such transaction) or any such sale, conveyance, transfer, or other disposition (other than a sale, conveyance, transfer, or other disposition to a Subsidiary of the Company), the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to

Section 2.01 to be kept or performed by the Company will be expressly assumed, by supplemental indenture (which will conform to the provisions of the Trust Indenture Act, as then in effect) reasonably satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company has been merged, or by the entity which has acquired such property.

Section 10.02Successor Entity Substituted.

(a)If any such consolidation, merger, sale, conveyance, transfer, or other disposition occurs, and on the assumption by the successor entity by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the obligations set forth under Section 10.01 on all of the Securities of all series Outstanding, such successor entity will succeed to and be substituted for the Company with the same effect as if it had been named as the Company in this Indenture, and the predecessor corporation will be relieved of all obligations and covenants under this Indenture and the Securities.

(b)If any such consolidation, merger, sale, conveyance, transfer, or other disposition occurs, such changes in phraseology and form (but not in substance) may be made in the Securities subsequently to be issued as may be appropriate.

(c)Nothing contained in this Article will require any action by the Company if a consolidation or merger of any Person into the Company occurs, where the Company is the survivor of such transaction, or the Company acquires, by purchase or otherwise, all or any part of the property of any other Person (whether or not affiliated with the Company).

article 11

SATISFACTION AND DISCHARGE

Section 11.01Satisfaction and Discharge of Indenture.

If at any time:

(a)(i) the Company has delivered to the Trustee for cancellation all Securities of a series previously authenticated and not delivered to the Trustee for cancellation (other than any Securities that have been destroyed, lost, or stolen and that have been replaced or paid as provided in Section 2.07 and Securities for whose payment money or Governmental Obligations have been deposited in trust or segregated and held in trust by the Company and repaid to the Company or discharged from such trust, as provided in Section 11.05); or (ii) all such Securities of a particular series not previously delivered to the Trustee for cancellation have become due and payable, or by their terms will become due and payable within one year or will be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption,

(b)the Company deposits or causes to be deposited with the Trustee as trust funds the entire amount in money or Governmental Obligations or a combination, sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee) to pay at maturity or on redemption all Securities of that series not previously delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and

(c)the Company pays or causes to be paid all other funds payable under this Indenture with respect to such series by the Company then this Indenture will cease to be of further effect with respect to such series except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03, 7.10, 11.05, and 13.04, which will survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.05, which will survive indefinitely, and the Trustee, on demand of the Company and at the cost and expense of the Company, will execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

Section 11.02Discharge of Obligations.

If at any time all Securities of a particular series not previously delivered to the Trustee for cancellation or that have not become due and payable as described in Section 11.01 have been paid by the Company by depositing irrevocably with the Trustee as trust funds money or Governmental Obligations sufficient to pay, at maturity or on redemption, all such Securities of that series not previously delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company also pays or causes to be paid all other funds payable under this Indenture by the Company with respect to such series, then, after the date such money or Governmental Obligations, as the case may be, are deposited with the Trustee, the obligations of the Company under this Indenture with respect to such series will cease to be of further effect except for the provisions of Sections 2.03, 2.05, 2.07, 4,01, 4.02, 4,03, 7.06, 7.10, 11.05, and 13.04, which will survive until such Securities mature and are paid, and Sections 7.06 and 11.05, which will survive indefinitely.

Section 11.03Deposited Funds to be Held in Trust.

All money or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 will be held in trust and will be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such money or Governmental Obligations were deposited with the Trustee.

Section 11.04Payment of Funds Held by Paying Agents.

In connection with the satisfaction and discharge of this Indenture, all money or Governmental Obligations then held by any paying agent under the provisions of this Indenture will, on demand of the Company, be paid to the Trustee and such paying agent will then be released from all further liability with respect to such money or Governmental Obligations.

Section 11.05Repayment to Company.

Any money or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date on which the principal of (and premium, if any) or interest on such Securities have respectively become due and payable, or such other shorter period set forth in applicable escheat or abandoned or unclaimed property law, will be repaid to the Company on May 31 of each year or on the Company’s request or (if held by the Company) will be discharged from such trust; and the paying agent and the Trustee will then be released from all further liability with respect to such money or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment will then, as a general creditor, look only to the Company for payment.

article 12

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, AND DIRECTORS

Section 12.01No Recourse.

No recourse under or on any obligation, covenant, or agreement of this Indenture, or of any Security, or for any claim based on or otherwise in respect of this Indenture, will be had against any incorporator, stockholder, officer, or director (in each case, past, present, or future) of the Company or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued under this Indenture are solely corporate obligations, and that no personal liability will attach to, or is or will be incurred by, the incorporators, stockholders, officers, or directors of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by this Indenture, or under or by reason of the obligations, covenants, or agreements contained in or implied by this Indenture or in any of the Securities; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, or director, because of the creation of the indebtedness authorized by this Indenture, or under or by reason of the obligations, covenants, or agreements contained in or implied by this Indenture or in any of the Securities, are expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

article 13

MISCELLANEOUS PROVISIONS

Section 13.01Effect on Successors and Assigns.

All the covenants, stipulations, promises, and agreements in this Indenture made by or on behalf of the Company will bind its successors and assigns.

Section 13.02Actions by Successor.

Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee, or officer of the Company will and may be done and performed with like force and effect by the corresponding board, committee, or officer of any corporation that at the time is the lawful successor of the Company.

Section 13.03Surrender of Company Powers.

The Company may surrender any of the powers reserved to the Company by instrument in writing executed by authority of its Board of Directors and delivered to the Trustee, and such surrendered power surrendered will then terminate as to both the Company and any successor corporation.

Section 13.04Notices.

Except as otherwise expressly provided in this Indenture, any notice, request, or demand that is required or permitted to be given, made, or served by the Trustee, the Security Registrar, any paying or other agent under this Indenture, the holders of Securities, or any other Person pursuant to this Indenture to or on the Company may be given or served by being deposited in first class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Trustee), as follows: Snap Inc., 63 Market Street, Venice, CA 90291, Attn: Secretary.  Any notice, election, request, or demand by the Company, any Securityholder, or any other Person pursuant to this Indenture to or on the Trustee will be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

Section 13.05Governing Law; Jury Trial Waiver.

This Indenture and each Security will be governed by, and construed in accordance with, the internal laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

EACH PARTY TO THIS INDENTURE, AND EACH HOLDER OF A SECURITY BY ACCEPTANCE OF SUCH SECURITY, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS INDENTURE.

Section 13.06Treatment of Securities as Debt.

It is intended that the Securities will be treated as indebtedness and not as equity for federal income tax purposes.  The provisions of this Indenture will be interpreted to further this intention.

Section 13.07Certificates and Opinions as to Conditions Precedent.

(a)On any application or demand by the Company to the Trustee to take any action under any provision of this Indenture, the Company will furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture (other than the certificate to be delivered pursuant to Section 13.12) relating to the proposed action have been complied with and, if requested, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

(b)Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate to be delivered pursuant to Section 13.12 (or Section 314(a)(1) of the Trust Indenture Act)) will include (i) a statement that the Person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation on which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is reasonably necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.08Payments on Business Days.

Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more supplemental indentures, if the date of maturity of interest or principal of any Security or the date of redemption of any Security is not a Business Day, then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest will accrue for the period after such nominal date.

Section 13.09Conflict with Trust Indenture Act.

If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by Section 318(c) of the Trust Indenture Act, such imposed duties will control.

Section 13.10Counterparts.

This Indenture may be executed in any number of counterparts, each of which will be an original, and such counterparts together will constitute one instrument.  The exchange of copies of this Indenture and signature pages by facsimile or PDF transmission will constitute effective execution and delivery of this Indenture as to the parties to this Indenture and may be used in lieu of the original Indenture for all purposes. Signatures of the parties to this Indenture transmitted by facsimile or PDF will be deemed to be original signatures for all purposes.

Section 13.11Separability.

If any one or more of the provisions contained in this Indenture or the Securities of any series are for any reason held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provisions of this Indenture or such Securities, but this Indenture and such Securities will be construed as if such invalid or illegal or unenforceable provision had never been contained in this Indenture or such Securities, as applicable.

Section 13.12Compliance Certificates.

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year during which any Securities of any series were outstanding, an officer’s certificate stating whether or not the signers know of any Event of Default that occurred during such fiscal year.  Such certificate will contain a certification from the principal executive officer, principal financial officer, or principal accounting officer of the Company that a review has been conducted of the activities of the Company and the Company’s performance under this Indenture and that the Company has complied with all conditions and covenants under this Indenture.  For purposes of this Section 13.12, such compliance will be determined without regard to any period of grace or requirement of notice provided under this Indenture.  If the officer of the Company signing such certificate has knowledge of such an Event of Default, the certificate will describe such Event of Default and its status.

Section 13.13U.S.A Patriot Act.

The parties to this Indenture acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee.  The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 13.14Force Majeure.

In no event will the Trustee, the Security Registrar, any paying agent, or any other agent under this Indenture be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, or acts of God, and interruptions, loss, or malfunctions of utilities, communications, or computer (software and hardware) services; it being understood that the Trustee, the Security Registrar, any paying agent, or any other agent under this Indenture will use reasonable efforts consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 13.15Table of Contents; Headings.

The table of contents and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part of this Indenture and will not modify or restrict any of the terms or provisions of this Indenture.

In Witness Whereof, the parties have caused this Indenture to be duly executed as of the day and year first written above.

Snap Inc.

By:

Name:

Title:

[Trustee], as Trustee

By:

Name:

Title:

CROSS-REFERENCE TABLE (1)

Section of Trust Indenture Act of 1939, as Amended	Section of Indenture
310(a)	7.09
310(b)	7.08
7.10
310(c)	Inapplicable
311(a)	7.13
311(b)	7.13
311(c)	Inapplicable
312(a)	5.01
5.02(a)
312(b)	5.02(c)
312(c)	5.02(c)
313(a)	5.04(a)
313(b)	5.04(b)
313(c)	5.04(a)
5.04(b)
313(d)	5.04(c)
314(a)	5.03
13.12
314(b)	Inapplicable
314(c)	13.07(a)
314(d)	Inapplicable
314(e)	13.07(b)
314(f)	Inapplicable
315(a)	7.01(a)
7.01(b)
315(b)	7.14
315(c)	7.01
315(d)	7.01(b)
315(e)	6.07
316(a)	6.06
8.04
316(b)	6.04
316(c)	8.01
317(a)	6.02
317(b)	4.03
318(a)	13.09

_________________

(1)	This Cross-Reference Table does not constitute part of the Indenture and will not have any bearing on the interpretation of any of its terms or provisions.